                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    March 18, 1999
                                                ---------------------



                        TSI INTERNATIONAL SOFTWARE LTD.
---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                0-22667             06-1132156
------------------------------    -----------      ------------------
(State or other jurisdiction      (Commission       (I.R.S. Employer
         of incorporation)        File Number)     Identification No.)


            45 Danbury Road
            Wilton, Connecticut                              06897
-----------------------------------------                 -----------
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (203) 761-8600
                                                        --------------

Item 2:  Acquisition of Disposition of Assets.

     On March 18, 1999, TSI International Software Ltd., a Delaware corporation ("TSI" or the "Company"), agreed to acquire all the issued and outstanding share
  ---          -------
capital of Braid Group Limited, a privately held Bermuda corporation ("Braid"),
                                                                       -----
pursuant to a Stock Purchase Agreement, dated as of March 18, 1999 (the "Purchase Agreement"), by and among the Company and each of the stockholders of
-------------------
Braid (the "Braid Stockholders").  Braid is headquartered in London, England and
            ------------------
is a leading provider of EAI software products to financial services institutions. TSI will account for its purchase of the share capital of Braid as a "purchase" transaction for accounting purposes.

     TSI purchased Braid's outstanding share capital directly from the Braid Stockholders in exchange for (i) TSI's payment to the Braid Stockholders of the sum of $30,000,000 in cash, (ii) TSI's issuance to the Braid Stockholders of a total of 1,103,629 shares of its common stock, $0.01 par value per share ("TSI
                                                                           ---
Common Stock"), and (iii) TSI's agreement to pay the Braid Stockholders
------------
additional consideration in the form of cash and/or TSI Common Stock equal to a maximum of $20,000,000 (the "Additional Consideration"). The amount of the
                             ------------------------
Additional Consideration to be paid to the Braid Stockholders will be based upon the amount of all software licensing revenue generated by the activities of Braid's Financial Services Division or resulting from the licensing of certain Braid software ("Applicable Licensing Revenue") during the 13-month period
                 ----------------------------
beginning on March 1, 1999 and ending on March 31, 2000. In addition, if prior to March 31, 2000, TSI is acquired by a competitor of Braid and the Applicable Licensing Revenues exceed certain enumerated goals, then TSI will pay the Braid Stockholders the full $20,000,000 in Additional Consideration.

     The shares of TSI Common Stock to be issued to the Braid Stockholders under the Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration
                 --------
provided by Section 4(2) thereof. The Company and the Braid Stockholders have entered into a Registration Rights Agreement, pursuant to which the Company granted the Braid Stockholders certain registration rights on Form S-3 and certain "piggyback" registration rights in connection with the resale of shares of TSI Common Stock issued to them under the Purchase Agreement (the "Registrable Shares"). Under the terms of the Registration Rights Agreement,
-------------------
TSI is to maintain in effect a shelf registration on Form S-3 pursuant to Rule 415 under the 1933 Act covering the resale by the Braid Stockholders of the Registrable Shares held by them.

     Pursuant to the terms of the Purchase Agreement, Richard Little, the group chairman and founder of Braid, will become a member of the Company's Board of Directors. Peter Little, the managing director of Braid, and the entire Braid management team will continue in their current roles at Braid.

Item 7:  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         The Company intends to file the required historical financial statements for Braid no later than 60 days after the date of this Form 8-K.

     (b) Pro forma financial information.

         The Company intends to file the required pro forma financial statements reflecting the acquisition of all of the issued and outstanding share capital of Braid no later than 60 days after the date of this Form 8-K.

     (c) Exhibits.

         The following exhibits are filed herewith:

         2.1 Stock Purchase Agreement, dated as of March 18, 1999, by and among the Company and each of the stockholders of Braid.

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 1999

                                 TSI INTERNATIONAL SOFTWARE LTD.



                                 By:   /s/ Ira. A. Gerard
                                     --------------------
                                     Ira. A. Gerard
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Secretary

                                 Exhibit Index



Exhibit 2.1 Stock Purchase Agreement, dated as of March 18, 1999, by and among the Company and each of the stockholders of Braid.